Exhibit 99.1

The following tables present the financial data for Blackstone’s five segments for the indicated periods:

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Economic Income, Total Segments
Revenues
Management and Advisory Fees, Net
Base Management Fees	$305,587	$316,474	$322,371	$336,753	$395,506	$381,344
Advisory Fees	70,252	102,243	86,178	123,567	75,846	93,372
Transaction and Other Fees, Net	58,363	103,561	41,793	43,796	38,471	49,453
Management Fee Offsets	(8,536)	(8,675)	(7,703)	(8,479)	(13,050)	(7,973)

Total Management and Advisory Fees, Net	425,666	513,603	442,639	495,637	496,773	516,196

Performance Fees
Realized
Carried Interest	93,401	42,752	(9,633)	12,387	13,560	55,929
Incentive Fees	2,199	17,463	17,530	51,837	5,279	11,692
Unrealized
Carried Interest	432,148	611,157	(382,949)	311,162	298,796	84,290
Incentive Fees	73,049	1,686	(82,227)	(17,436)	68,121	(17,074)

Total Performance Fees	600,797	673,058	(457,279)	357,950	385,756	134,837

Investment Income (Loss)
Realized	23,499	30,732	31,647	16,697	23,492	9,360
Unrealized	102,577	106,837	(165,753)	39,028	59,914	(25,624)

Total Investment Income (Loss)	126,076	137,569	(134,106)	55,725	83,406	(16,264)
Interest Income and Dividend Revenue	9,448	9,283	10,110	10,003	9,345	10,391
Other	2,259	1,128	(1,667)	5,695	(1,207)	(828)

Total Revenues	1,164,246	1,334,641	(140,303)	925,010	974,073	644,332

Expenses
Compensation and Benefits
Compensation	224,532	272,392	238,207	225,438	254,772	268,884
Performance Fee Compensation
Realized
Carried Interest	13,569	18,675	(1,835)	13,206	7,938	7,899
Incentive Fees	974	9,036	12,378	33,524	4,252	5,575
Unrealized
Carried Interest	125,955	123,713	(74,123)	62,399	84,543	36,815
Incentive Fees	36,570	(5,616)	(37,312)	(14,401)	12,779	(9,596)

Total Compensation and Benefits	401,600	418,200	137,315	320,166	364,284	309,577
Other Operating Expenses	102,975	99,363	96,932	122,072	109,521	113,038

Total Expenses	504,575	517,563	234,247	442,238	473,805	422,615

Economic Income (Loss)	$659,671	$817,078	$(374,550)	$482,772	$500,268	$221,717

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Private Equity
Revenues
Management Fees, Net
Base Management Fees	$79,935	$82,297	$85,534	$84,231	$85,789	$87,475
Transaction and Other Fees, Net	35,342	52,353	21,430	23,879	18,097	14,951
Management Fee Offsets	(7,889)	(7,629)	(6,498)	(5,057)	(3,782)	(672)

Total Management Fees, Net	107,388	127,021	100,466	103,053	100,104	101,754

Performance Fees
Realized
Carried Interest	82,389	1,362	(17,966)	(28,392)	3,933	28,781
Unrealized
Carried Interest	32,537	187,190	(270,014)	83,777	34,051	(87,893)

Total Performance Fees	114,926	188,552	(287,980)	55,385	37,984	(59,112)

Investment Income (Loss)
Realized	17,907	3,021	20,548	3,512	13,911	(6,195)
Unrealized	29,126	76,947	(121,688)	25,091	16,469	(28,337)

Total Investment Income (Loss)	47,033	79,968	(101,140)	28,603	30,380	(34,532)
Interest Income and Dividend Revenue	3,505	3,197	3,396	3,651	2,420	3,114
Other	811	665	141	193	(215)	562

Total Revenues	273,663	399,403	(285,117)	190,885	170,673	11,786

Expenses
Compensation and Benefits
Compensation	54,924	64,633	52,388	45,611	52,547	53,775
Performance Fee Compensation
Realized
Carried Interest	7,718	49	(2,443)	(3,859)	320	804
Unrealized
Carried Interest	5,464	29,309	(44,955)	7,953	(1,052)	(8,259)

Total Compensation and Benefits	68,106	93,991	4,990	49,705	51,815	46,320
Other Operating Expenses	28,713	30,124	27,588	34,493	28,881	30,521

Total Expenses	96,819	124,115	32,578	84,198	80,696	76,841

Economic Income (Loss)	$176,844	$275,288	$(317,695)	$106,687	$89,977	$(65,055)

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Real Estate
Revenues
Management Fees, Net
Base Management Fees	$95,439	$97,467	$97,925	$103,947	$147,802	$127,817
Transaction and Other Fees, Net	21,543	49,288	19,551	19,128	14,412	25,151
Management Fee Offsets	(505)	(745)	(880)	(2,820)	(8,627)	(5,357)

Total Management Fees, Net	116,477	146,010	116,596	120,255	153,587	147,611

Performance Fees
Realized
Carried Interest	2,371	11,798	5,137	3,538	8,617	13,539
Incentive Fees	222	9,034	171	202	(1)	7,766
Unrealized
Carried Interest	361,446	433,280	(119,192)	237,884	221,500	144,510
Incentive Fees	6,658	(3,822)	(984)	1,806	7,914	(1,526)

Total Performance Fees	370,697	450,290	(114,868)	243,430	238,030	164,289

Investment Income (Loss)
Realized	2,919	11,394	7,313	6,346	7,812	9,067
Unrealized	61,406	37,332	(26,060)	19,970	25,912	14,944

Total Investment Income (Loss)	64,325	48,726	(18,747)	26,316	33,724	24,011
Interest Income and Dividend Revenue	3,288	2,989	3,195	3,430	2,552	3,277
Other	860	515	(1,390)	(1,046)	(709)	(590)

Total Revenues	555,647	648,530	(15,214)	392,385	427,184	338,598

Expenses
Compensation and Benefits
Compensation	57,627	70,651	54,986	53,507	68,889	76,576
Performance Fee Compensation
Realized
Carried Interest	1,126	5,095	2,169	1,713	4,077	3,401
Incentive Fees	104	4,287	82	91	2	3,871
Unrealized
Carried Interest	100,958	92,392	(30,076)	57,866	54,275	31,677
Incentive Fees	5,543	(1,371)	(434)	(632)	3,768	(629)

Total Compensation and Benefits	165,358	171,054	26,727	112,545	131,011	114,896
Other Operating Expenses	28,366	22,971	23,495	29,027	28,924	26,560

Total Expenses	193,724	194,025	50,222	141,572	159,935	141,456

Economic Income (Loss)	$361,923	$454,505	$(65,436)	$250,813	$267,249	$197,142

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Hedge Fund Solutions
Revenues
Management Fees, Net
Base Management Fees	$75,612	$79,290	$79,355	$81,606	$81,821	$84,278
Transaction and Other Fees, Net	727	861	740	470	92	65
Management Fee Offsets	(124)	(196)	(258)	(402)	(335)	(375)

Total Management Fees, Net	76,215	79,955	79,837	81,674	81,578	83,968

Performance Fees
Realized
Incentive Fees	893	667	5,764	4,148	3,298	1,175
Unrealized
Incentive Fees	19,253	3,441	(19,861)	(2,059)	23,187	(10,981)

Total Performance Fees	20,146	4,108	(14,097)	2,089	26,485	(9,806)

Investment Income (Loss)
Realized	1,341	12,855	1,023	2,503	503	929
Unrealized	7,120	(12,864)	(10,034)	(3,253)	8,371	(3,636)

Total Investment Income (Loss)	8,461	(9)	(9,011)	(750)	8,874	(2,707)
Interest Income and Dividend Revenue	516	472	500	537	386	495
Other	104	(38)	18	7,818	(127)	27

Total Revenues	105,442	84,488	57,247	91,368	117,196	71,977

Expenses
Compensation and Benefits
Compensation	28,093	31,674	30,667	38,525	28,233	34,559
Performance Fee Compensation
Realized
Incentive Fees	300	253	2,257	688	1,378	(345)
Unrealized
Incentive Fees	5,358	2,955	(7,214)	(865)	7,294	(2,820)

Total Compensation and Benefits	33,751	34,882	25,710	38,348	36,905	31,394
Other Operating Expenses	13,008	16,075	14,421	21,568	13,934	14,506

Total Expenses	46,759	50,957	40,131	59,916	50,839	45,900

Economic Income	$58,683	$33,531	$17,116	$31,452	$66,357	$26,077

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Credit Businesses
Revenues
Management Fees, Net
Base Management Fees	$54,601	$57,420	$59,557	$66,969	$80,094	$81,774
Transaction and Other Fees, Net	745	849	(26)	312	5,725	9,184
Management Fee Offsets	(18)	(105)	(67)	(200)	(306)	(1,569)

Total Management Fees, Net	55,328	58,164	59,464	67,081	85,513	89,389

Performance Fees
Realized
Carried Interest	8,641	29,592	3,196	37,241	1,010	13,609
Incentive Fees	1,084	7,762	11,595	47,487	1,982	2,751
Unrealized
Carried Interest	38,165	(9,313)	6,257	(10,499)	43,245	27,673
Incentive Fees	47,138	2,067	(61,382)	(17,183)	37,020	(4,567)

Total Performance Fees	95,028	30,108	(40,334)	57,046	83,257	39,466
Investment Income (Loss)
Realized	1,235	3,236	2,807	4,021	683	5,638
Unrealized	4,532	5,437	(7,800)	(2,877)	9,211	(9,156)

Total Investment Income (Loss)	5,767	8,673	(4,993)	1,144	9,894	(3,518)
Interest Income and Dividend Revenue	453	902	1,404	610	2,425	1,752
Other	98	(47)	(132)	(772)	(238)	(787)

Total Revenues	156,674	97,800	15,409	125,109	180,851	126,302

Expenses
Compensation and Benefits
Compensation	29,549	33,071	40,533	25,435	37,143	42,845
Performance Fee Compensation
Realized
Carried Interest	4,725	13,531	(1,561)	15,352	3,541	3,694
Incentive Fees	570	4,496	10,039	32,745	2,872	2,049
Unrealized
Carried Interest	19,533	2,012	908	(3,420)	31,320	13,397
Incentive Fees	25,669	(7,200)	(29,664)	(12,904)	1,717	(6,147)

Total Compensation and Benefits	80,046	45,910	20,255	57,208	76,593	55,838
Other Operating Expenses	15,357	10,226	11,210	13,162	17,096	15,749

Total Expenses	95,403	56,136	31,465	70,370	93,689	71,587

Economic Income (Loss)	$61,271	$41,664	$(16,056)	$54,739	$87,162	$54,715

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Financial Advisory
Revenues
Advisory Fees	$70,252	$102,243	$86,178	$123,567	$75,846	$93,372
Transaction and Other Fees, Net	6	210	98	7	145	102

Total Advisory and Transaction Fees	70,258	102,453	86,276	123,574	75,991	93,474

Investment Income (Loss)
Realized	97	226	(44)	315	583	(79)
Unrealized	393	(15)	(171)	97	(49)	561

Total Investment Income (Loss)	490	211	(215)	412	534	482
Interest Income and Dividend Revenue	1,686	1,723	1,615	1,775	1,562	1,753
Other	386	33	(304)	(498)	82	(40)

Total Revenues	72,820	104,420	87,372	125,263	78,169	95,669

Expenses
Compensation and Benefits
Compensation	54,339	72,363	59,633	62,360	67,960	61,129

Total Compensation and Benefits	54,339	72,363	59,633	62,360	67,960	61,129
Other Operating Expenses	17,531	19,967	20,218	23,822	20,686	25,702

Total Expenses	71,870	92,330	79,851	86,182	88,646	86,831

Economic Income (Loss)	$950	$12,090	$7,521	$39,081	$(10,477)	$8,838

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Economic Income, Total Segments
Revenues
Management and Advisory Fees, Net
Base Management Fees	$1,041,718	$999,829	$1,069,471	$1,281,185
Advisory Fees	397,519	390,718	426,140	382,240
Transaction and Other Fees, Net	96,358	115,040	137,748	247,513
Management Fee Offsets	(16,437)	(17,161)	(2,313)	(33,393)

Total Management and Advisory Fees, Net	1,519,158	1,488,426	1,631,046	1,877,545

Performance Fees
Realized
Carried Interest	26,953	29,452	244,963	138,907
Incentive Fees	12,060	44,812	116,700	89,029
Unrealized
Carried Interest	(1,274,327)	100,304	457,002	971,518
Incentive Fees	(11,935)	65,563	107,624	(24,928)

Total Performance Fees	(1,247,249)	240,131	926,289	1,174,526

Investment Income (Loss)
Realized	(64,677)	29,544	46,915	102,575
Unrealized	(691,934)	3,880	501,634	82,689

Total Investment Income (Loss)	(756,611)	33,424	548,549	185,264
Interest Income and Dividend Revenue	29,014	22,492	36,096	38,844
Other	13,595	7,096	(618)	7,415

Total Revenues	(442,093)	1,791,569	3,141,362	3,283,594

Expenses
Compensation and Benefits
Compensation	771,426	769,856	859,114	960,569
Performance Fee Compensation
Realized
Carried Interest	(1,421)	2,844	70,716	43,615
Incentive Fees	6,418	22,260	57,600	55,912
Unrealized
Carried Interest	(204,262)	(69,824)	165,340	237,944
Incentive Fees	(3,452)	43,641	63,306	(20,759)

Total Compensation and Benefits	568,709	768,777	1,216,076	1,277,281
Other Operating Expenses	319,216	299,029	344,516	421,342

Total Expenses	887,925	1,067,806	1,560,592	1,698,623

Economic Income (Loss)	$(1,330,018)	$723,763	$1,580,770	$1,584,971

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Private Equity
Revenues
Management Fees, Net
Base Management Fees	$268,961	$270,509	$263,307	$331,997
Transaction and Other Fees, Net	51,796	86,336	72,243	133,004
Management Fee Offsets	(4,862)	—	(188)	(27,073)

Total Management Fees, Net	315,895	356,845	335,362	437,928

Performance Fees
Realized
Carried Interest	(749)	34,021	156,869	37,393
Unrealized
Carried Interest	(429,736)	303,491	151,494	33,490

Total Performance Fees	(430,485)	337,512	308,363	70,883

Investment Income (Loss)
Realized	13,687	36,968	15,332	44,988
Unrealized	(196,200)	33,269	153,288	9,476

Total Investment Income (Loss)	(182,513)	70,237	168,620	54,464
Interest Income and Dividend Revenue	6,459	7,756	14,044	13,749
Other	4,474	2,845	2,021	1,810

Total Revenues	(286,170)	775,195	828,410	578,834

Expenses
Compensation and Benefits
Compensation	146,551	181,266	179,345	217,556
Performance Fee Compensation
Realized
Carried Interest	(4,255)	741	32,627	1,465
Unrealized
Carried Interest	(126,090)	20,307	21,320	(2,229)

Total Compensation and Benefits	16,206	202,314	233,292	216,792
Other Operating Expenses	90,130	82,471	109,589	120,918

Total Expenses	106,336	284,785	342,881	337,710

Economic Income (Loss)	$(392,506)	$490,410	$485,529	$241,124

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Real Estate
Revenues
Management Fees, Net
Base Management Fees	$295,921	$328,447	$338,428	$394,778
Transaction and Other Fees, Net	36,046	25,838	59,914	109,510
Management Fee Offsets	(4,969)	(2,467)	(1,071)	(4,950)

Total Management Fees, Net	326,998	351,818	397,271	499,338

Performance Fees
Realized
Carried Interest	24,681	(9,597)	16,113	22,844
Incentive Fees	—	6,558	24,175	9,629
Unrealized
Carried Interest	(843,704)	(259,583)	218,706	913,418
Incentive Fees	—	7,403	38,265	3,658

Total Performance Fees	(819,023)	(255,219)	297,259	949,549

Investment Income (Loss)
Realized	3,778	6,164	11,251	27,972
Unrealized	(238,650)	(125,624)	318,979	92,648

Total Investment Income (Loss)	(234,872)	(119,460)	330,230	120,620
Interest Income and Dividend Revenue	5,880	6,030	11,173	12,902
Other	3,008	3,261	(336)	(1,061)

Total Revenues	(718,009)	(13,570)	1,035,597	1,581,348

Expenses
Compensation and Benefits
Compensation	150,684	158,115	183,177	236,771
Performance Fee Compensation
Realized
Carried Interest	1,090	489	4,545	10,103
Incentive Fees	—	3,020	11,299	4,564
Unrealized
Carried Interest	(74,981)	(117,394)	103,406	221,140
Incentive Fees	—	3,410	19,458	3,106

Total Compensation and Benefits	76,793	47,640	321,885	475,684
Other Operating Expenses	55,782	56,325	74,189	103,859

Total Expenses	132,575	103,965	396,074	579,543

Economic Income (Loss)	$(850,584)	$(117,535)	$639,523	$1,001,805

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Hedge Fund Solutions
Revenues
Management Fees, Net
Base Management Fees	$293,497	$227,596	$272,773	$315,863
Transaction and Other Fees, Net	3,428	2,224	3,572	2,798
Management Fee Offsets	(100)	(242)	(330)	(980)

Total Management Fees, Net	296,825	229,578	276,015	317,681

Performance Fees
Realized
Incentive Fees	7,185	30,709	56,626	11,472
Unrealized
Incentive Fees	—	1	2,982	774

Total Performance Fees	7,185	30,710	59,608	12,246

Investment Income (Loss)
Realized	(77,302)	(113)	9,818	17,722
Unrealized	(201,462)	51,898	19,361	(19,031)

Total Investment Income (Loss)	(278,764)	51,785	29,179	(1,309)
Interest Income and Dividend Revenue	2,777	1,040	1,869	2,025
Other	738	258	97	7,902

Total Revenues	28,761	313,371	366,768	338,545

Expenses
Compensation and Benefits
Compensation	131,992	88,512	95,386	128,959
Performance Fee Compensation
Realized
Incentive Fees	4,569	11,228	20,633	3,498
Unrealized
Incentive Fees	—	(21)	1,067	234

Total Compensation and Benefits	136,561	99,719	117,086	132,691
Other Operating Expenses	60,989	43,166	51,360	65,072

Total Expenses	197,550	142,885	168,446	197,763

Economic Income (Loss)	$(168,789)	$170,486	$198,322	$140,782

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Credit Businesses
Revenues
Management Fees, Net
Base Management Fees	$183,339	$173,277	$194,963	$238,547
Transaction and Other Fees, Net	5,088	642	1,657	1,880
Management Fee Offsets	(6,506)	(14,452)	(724)	(390)

Total Management Fees, Net	181,921	159,467	195,896	240,037

Performance Fees
Realized
Carried Interest	3,021	5,028	71,981	78,670
Incentive Fees	4,875	7,545	35,899	67,928
Unrealized
Carried Interest	(887)	56,396	86,802	24,610
Incentive Fees	(11,935)	58,159	66,377	(29,360)

Total Performance Fees	(4,926)	127,128	261,059	141,848

Investment Income (Loss)
Realized	(4,840)	(14,918)	9,700	11,299
Unrealized	(55,622)	44,118	9,472	(708)

Total Investment Income (Loss)	(60,462)	29,200	19,172	10,591
Interest Income and Dividend Revenue	5,750	2,412	3,038	3,369
Other	476	767	(488)	(853)

Total Revenues	122,759	318,974	478,677	394,992

Expenses
Compensation and Benefits
Compensation	107,444	109,604	123,257	128,588
Performance Fee Compensation
Realized
Carried Interest	1,744	1,614	33,544	32,047
Incentive Fees	1,849	8,012	25,668	47,850
Unrealized
Carried Interest	(3,191)	27,263	40,614	19,033
Incentive Fees	(3,452)	40,252	42,781	(24,099)

Total Compensation and Benefits	104,394	186,745	265,864	203,419
Other Operating Expenses	45,038	37,495	39,106	49,955

Total Expenses	149,432	224,240	304,970	253,374

Economic Income (Loss)	$(26,673)	$94,734	$173,707	$141,618

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Financial Advisory
Revenues
Advisory Fees	397,519	390,718	426,140	382,240
Transaction and Other Fees, Net	—	—	362	321

Total Advisory and Transaction Fees	397,519	390,718	426,502	382,561

Investment Income
Realized	—	1,443	814	594
Unrealized	—	219	534	304

Total Investment Income	—	1,662	1,348	898
Interest and Dividend Revenue	8,148	5,254	5,972	6,799
Other	4,899	(35)	(1,912)	(383)

Total Revenues	410,566	397,599	431,910	389,875

Expenses
Compensation and Benefits
Compensation	234,755	232,359	277,949	248,695
Other Operating Expenses	67,277	79,572	70,272	81,538

Total Expenses	302,032	311,931	348,221	330,233

Economic Income	$108,534	$85,668	$83,689	$59,642

The following tables present reconciliations of Net Income (Loss) Attributable to The Blackstone Group L.P. to Economic Income (Loss), of Economic Income (Loss) to Economic Net Income (Loss), of Economic Net Income (Loss) to Fee Related Earnings, of Fee Related Earnings to Distributable Earnings and of Distributable Earnings to Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for the indicated periods:

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Net Income (Loss) Attributable to The Blackstone Group L.P.	$42,704	$86,237	$(274,567)	$(22,677)	$58,325	$(74,964)
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	106,716	190,908	(402,079)	21,221	107,405	(53,027)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(93,793)	(92,753)	(262,207)	456,706	197,643	239,934
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	22,737	205	(47,922)	111	54,259	(17,666)

Net Income (Loss)	78,364	184,597	(986,775)	455,361	417,632	94,277
Provision (Benefit) for Taxes	38,850	64,199	(7,637)	250,299	38,753	41,337

Income (Loss) Before Provision (Benefit) for Taxes	117,214	248,796	(994,412)	705,660	456,385	135,614
IPO and Acquisition-Related Charges (a)	427,227	430,829	264,068	147,808	244,897	268,936
Amortization of Intangibles (b)	44,174	44,905	45,665	86,121	50,888	39,435
Income (Loss) Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities (c)	71,056	92,548	310,129	(456,817)	(251,902)	(222,268)

Economic Income (Loss)	659,671	817,078	(374,550)	482,772	500,268	221,717
Taxes (d)	(12,799)	(12,897)	(5,449)	(14,618)	(9,051)	(9,368)

Economic Net Income (Loss)	646,872	804,181	(379,999)	468,154	491,217	212,349
Taxes (d)	12,799	12,897	5,449	14,618	9,051	9,368
Performance Fee Adjustment (e)	(600,797)	(673,058)	457,279	(357,950)	(385,756)	(134,837)
Investment Income (Loss) Adjustment (f)	(126,076)	(137,569)	134,106	(55,725)	(83,406)	16,264
Investment Income (Loss) — Blackstone’s Treasury Cash Management Strategies (g)	1,302	4,038	(3,011)	2,271	6,310	1,892
Performance Fee Compensation and Benefits Adjustment (h)	177,068	145,808	(100,892)	94,728	109,512	40,693

Fee Related Earnings	111,168	156,297	112,932	166,096	146,928	145,729
Realized Performance Fees (i)	81,057	32,504	(2,646)	17,494	6,649	54,147
Realized Investment Income (Loss) (j)	23,499	30,732	31,647	16,697	23,492	9,360
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (k)	(1,010)	(2,343)	(309)	(2,395)	(5,897)	(1,280)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)	(12,799)	(26,312)	(15,879)	(19,706)	(9,051)	(19,552)

Distributable Earnings	201,915	190,878	125,745	178,186	162,121	188,404
Interest	12,713	13,068	12,577	14,843	13,554	12,850
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)	12,799	26,312	15,879	19,706	9,051	19,552
Depreciation and Amortization	8,151	7,837	8,325	8,451	10,268	10,391

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	$235,578	$238,095	$162,526	$221,186	$194,994	$231,197

	Year Ended December 31,
	2008	2009	2010	2011
		(Dollars in Thousands)
Net Loss Attributable to The Blackstone Group L.P.	$(1,163,032)	$(715,291)	$(370,028)	$(168,303)
Net Loss Attributable to Non-Controlling Interests in Blackstone Holdings	(3,638,799)	(1,792,174)	(668,444)	(83,234)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(159,828)	(14,328)	343,498	7,953
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(632,495)	131,097	87,651	(24,869)

Net Loss	(5,594,154)	(2,390,696)	(607,323)	(268,453)
Provision (Benefit) for Taxes	(14,145)	99,230	84,669	345,711

Income (Loss) Before Provision (Benefit) for Taxes	(5,608,299)	(2,291,466)	(522,654)	77,258
IPO and Acquisition-Related Charges (a)	3,331,722	2,973,950	2,369,195	1,269,932
Amortization of Intangibles (b)	153,237	158,048	165,378	220,865
Other Adjustments	999	—	—	—
Income (Loss) Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities (c)	792,323	(116,769)	(431,149)	16,916

Economic Income (Loss)	(1,330,018)	723,763	1,580,770	1,584,971
Taxes (d)	(43,457)	(51,086)	(28,932)	(45,763)

Economic Net Income (Loss)	(1,373,475)	672,677	1,551,838	1,539,208
Taxes (d)	43,457	51,086	28,932	45,763
Performance Fee Adjustment (e)	1,247,249	(240,131)	(926,289)	(1,174,526)
Investment Income (Loss) Adjustment (f)	756,611	(33,424)	(548,549)	(185,264)
Investment Income (Loss) — Blackstone’s Treasury Cash Management Strategies (g)	—	12,367	15,277	4,600
Performance Fee Compensation and Benefits Adjustment (h)	(202,717)	(1,079)	356,962	316,712

Fee Related Earnings	471,125	461,496	478,171	546,493
Realized Performance Fees (i)	34,016	49,160	233,347	128,409
Realized Investment Income (Loss) (j)	(64,677)	29,544	46,915	102,575
Adjustment Related to Realized Investment Income — Blackstone’s Treasury Cash Management Strategies (k)	—	(10,142)	(7,782)	(6,057)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)	(43,457)	(51,086)	(48,867)	(74,696)

Distributable Earnings	397,007	478,972	701,784	696,724
Interest	19,992	10,238	36,666	53,201
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)	43,457	51,086	48,867	74,696
Depreciation and Amortization	19,639	23,750	26,629	32,764

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	$480,095	$564,046	$813,946	$857,385

(a)	The adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)	This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)	This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d)	Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
(e)	This adjustment removes from EI the total segment amount of Performance Fees.
(f)	This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)	Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j)	Represents the adjustment for Blackstone’s Investment Income (Loss) — Realized.
(k)	Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Fee Related Earnings from Operations and Realized Investment Income (Loss).
(l)	Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and the payable under the Tax Receivable Agreement.

Amortization of non-cash deferred compensation included in Economic Income was $5.4 million, $6.6 million, $6.4 million, $66.3 million, $7.8 million and $6.8 million for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively. Amortization of non-cash deferred compensation included in Economic Income was $84.6 million, $68.9 million, $66.8 million and $64.3 million for the years ended December 31, 2011, 2010, 2009 and 2008, respectively.

The following tables calculate Blackstone’s Fee Related Earnings, Distributable Earnings and Economic Net Income (Loss) for the indicated periods:

	Three Months Ended
	Mar 31, 2011	June 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Base Management Fees (a)	$305,587	$316,474	$322,371	$336,753	$395,506	$381,344
Transaction and Other Fees, Net (a)	58,363	103,561	41,793	43,796	38,471	49,453
Advisory Fees (a)	70,252	102,243	86,178	123,567	75,846	93,372
Management Fee Offsets (a)	(8,536)	(8,675)	(7,703)	(8,479)	(13,050)	(7,973)
Interest Income and Other Revenue (b)	13,009	14,449	5,432	17,969	14,448	11,455
Compensation (a)	(224,532)	(272,392)	(238,207)	(225,438)	(254,772)	(268,884)
Other Operating Expenses (a)	(102,975)	(99,363)	(96,932)	(122,072)	(109,521)	(113,038)

Fee Related Earnings	111,168	156,297	112,932	166,096	146,928	145,729
Net Realized Incentive Fees (b)	1,225	8,427	5,152	18,313	1,027	6,117
Net Realized Carried Interest (b)	79,832	24,077	(7,798)	(819)	5,622	48,030
Realized Investment Income (b)	22,489	28,389	31,338	14,302	17,595	8,080
Taxes and Related Payables (c)	(12,799)	(26,312)	(15,879)	(19,706)	(9,051)	(19,552)

Distributable Earnings	201,915	190,878	125,745	178,186	162,121	188,404
Net Unrealized Incentive Fees (b)	36,479	7,302	(44,915)	(3,035)	55,342	(7,478)
Net Unrealized Carried Interest (b)	306,193	487,444	(308,826)	248,763	214,253	47,475
Unrealized Investment Income (Loss) (b)	102,285	105,142	(162,433)	39,152	59,501	(26,236)
Add Back: Related Payables (d)	—	13,415	10,430	5,088	—	10,184

Economic Net Income (Loss)	$646,872	$804,181	$(379,999)	$468,154	$491,217	$212,349

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Base Management Fees (a)	$1,041,718	$999,829	$1,069,471	$1,281,185
Transaction and Other Fees, Net (a)	96,358	115,040	137,748	247,513
Advisory Fees (a)	397,519	390,718	426,140	382,240
Management Fee Offsets (a)	(16,437)	(17,161)	(2,313)	(33,393)
Interest Income and Other Revenue (b)	42,609	41,955	50,755	50,859
Compensation (a)	(771,426)	(769,856)	(859,114)	(960,569)
Other Operating Expenses (a)	(319,216)	(299,029)	(344,516)	(421,342)

Fee Related Earnings	471,125	461,496	478,171	546,493
Net Realized Incentive Fees (b)	5,642	22,552	59,100	33,117
Net Realized Carried Interest (b)	28,374	26,608	174,247	95,292
Realized Investment Income (Loss) (b)	(64,677)	19,402	39,133	96,518
Taxes and Related Payables (c)	(43,457)	(51,086)	(48,867)	(74,696)

Distributable Earnings	397,007	478,972	701,784	696,724
Net Unrealized Incentive Fees (b)	(8,483)	21,922	44,318	(4,169)
Net Unrealized Carried Interest (b)	(1,070,065)	170,128	291,662	733,574
Unrealized Investment Income (Loss) (b)	(691,934)	1,655	494,139	84,146
Add Back: Related Payables (d)	—	—	19,935	28,933

Economic Net Income (Loss)	$(1,373,475)	$672,677	$1,551,838	$1,539,208

(a)	Represents the total segment amounts of the respective captions.
(b)	Detail on this amount is included in the table below.
(c)	Represents the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and the payable under the Tax Receivable Agreement.
(d)	Represents tax related payables including the payable under the tax receivable agreement.

The following tables calculate the components of Fee Related Earnings, Distributable Earnings and Economic Net Income (Loss) in the above tables identified by note (b) for the indicated periods:

	Three Months Ended
	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
	(Dollars in Thousands)
Interest Income and Dividend Revenue (a)	$9,448	$9,283	$10,110	$10,003	$9,345	$10,391
Other Revenue (a)	2,259	1,128	(1,667)	5,695	(1,207)	(828)
Interest Income (Loss) — Blackstone’s Treasury Cash Management Strategies (b)	1,302	4,038	(3,011)	2,271	6,310	1,892

Interest Income and Other Revenue	$13,009	$14,449	$5,432	$17,969	$14,448	$11,455

Realized Incentive Fees (a)	2,199	17,463	17,530	51,837	5,279	11,692
Less: Realized Incentive Fee Compensation (a)	(974)	(9,036)	(12,378)	(33,524)	(4,252)	(5,575)

Net Realized Incentive Fees	$1,225	$8,427	$5,152	$18,313	$1,027	$6,117

Realized Carried Interest (a)	$93,401	$42,752	$(9,633)	$12,387	$13,560	$55,929
Less: Realized Carried Interest Compensation (a)	(13,569)	(18,675)	1,835	(13,206)	(7,938)	(7,899)

Net Realized Carried Interest	$79,832	$24,077	$(7,798)	$(819)	$5,622	$48,030

Realized Investment Income (a)	$23,499	$30,732	$31,647	$16,697	$23,492	$9,360
Adjustment Related to Realized Investment Income — Blackstone’s Treasury Cash Management Strategies (c)	(1,010)	(2,343)	(309)	(2,395)	(5,897)	(1,280)

Realized Investment Income	$22,489	$28,389	$31,338	$14,302	$17,595	$8,080

Unrealized Incentive Fees (a)	$73,049	$1,686	$(82,227)	$(17,436)	$68,121	$(17,074)
Less: Unrealized Incentive Fee Compensation (a)	(36,570)	5,616	37,312	14,401	(12,779)	9,596

Net Unrealized Incentive Fees	$36,479	$7,302	$(44,915)	$(3,035)	$55,342	$(7,478)

Unrealized Carried Interest (a)	$432,148	$611,157	$(382,949)	$311,162	$298,796	$84,290
Less: Unrealized Carried Interest Compensation (a)	(125,955)	(123,713)	74,123	(62,399)	(84,543)	(36,815)

Net Unrealized Carried Interest	$306,193	$487,444	$(308,826)	$248,763	$214,253	$47,475

Unrealized Investment Income (Loss) (a)	$102,577	$106,837	$(165,753)	$39,028	$59,914	$(25,624)
Less: Investment Income (Loss) — Blackstone’s Treasury Cash Management Strategies (b)	(1,302)	(4,038)	3,011	(2,271)	(6,310)	(1,892)
Less: Adjustment Related to Realized Investment Income — Blackstone’s Treasury Cash Management Strategies (c)	1,010	2,343	309	2,395	5,897	1,280

Unrealized Investment Income (Loss)	$102,285	$105,142	$(162,433)	$39,152	$59,501	$(26,236)

	Year Ended December 31,
	2008	2009	2010	2011
	(Dollars in Thousands)
Interest Income and Dividend Revenue (a)	$29,014	$22,492	$36,096	$38,844
Other Revenue (a)	13,595	7,096	(618)	7,415
Interest Income (Loss) — Blackstone’s Treasury Cash Management Strategies (b)	—	12,367	15,277	4,600

Interest Income and Other Revenue	$42,609	$41,955	$50,755	$50,859

Realized Incentive Fees (a)	12,060	44,812	116,700	89,029
Less: Realized Incentive Fee Compensation (a)	(6,418)	(22,260)	(57,600)	(55,912)

Net Realized Incentive Fees	$5,642	$22,552	$59,100	$33,117

Realized Carried Interest (Loss) (a)	$26,953	$29,452	$244,963	$138,907
Less: Realized Carried Interest Compensation (a)	1,421	(2,844)	(70,716)	(43,615)

Net Realized Carried Interest	$28,374	$26,608	$174,247	$95,292

Realized Investment Income (Loss) (a)	$(64,677)	$29,544	$46,915	$102,575
Adjustment Related to Realized Investment Income — Blackstone’s Treasury Cash Management Strategies (c)	—	(10,142)	(7,782)	(6,057)

Realized Investment Income (Loss)	$(64,677)	$19,402	$39,133	$96,518

Unrealized Incentive Fees (a)	$(11,935)	$65,563	$107,624	$(24,928)
Less: Unrealized Incentive Fee Compensation (a)	3,452	(43,641)	(63,306)	20,759

Net Unrealized Incentive Fees	$(8,483)	$21,922	$44,318	$(4,169)

Unrealized Carried Interest (a)	$(1,274,327)	$100,304	$457,002	$971,518
Less: Unrealized Carried Interest Compensation (a)	204,262	69,824	(165,340)	(237,944)

Net Unrealized Carried Interest	$(1,070,065)	$170,128	$291,662	$733,574

Unrealized Investment Income (Loss) (a)	$(691,934)	$3,880	$501,634	$82,689
Less: Investment Income (Loss) — Blackstone’s Treasury Cash Management Strategies (b)	—	(12,367)	(15,277)	(4,600)
Less: Adjustment Related to Realized Investment Income — Blackstone’s Treasury Cash Management Strategies (c)	—	10,142	7,782	6,057

Unrealized Investment Income (Loss)	$(691,934)	$1,655	$494,139	$84,146

(a)	Represents the total segment amounts of the respective captions.
(b)	Represents the inclusion of Investment Income from Blackstone’s Treasury cash management strategies.
(c)	Represents the adjustment related to the Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of Distributable Earnings.

The following table is the Consolidating Statement of Financial Condition as of June 30, 2012:

THE BLACKSTONE GROUP L.P.

Unaudited Consolidating Statement of Financial Condition

(Dollars in Thousands)

	June 30, 2012
	Consolidated Operating Partnerships	Consolidated Blackstone Funds	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$412,545	$—	$—	$412,545
Cash Held by Blackstone Funds and Other	48,699	809,908	—	858,607
Investments	5,740,450	14,033,943	(422,935)	19,351,458
Accounts Receivable	489,664	96,752	—	586,416
Reverse Repurchase Agreements	88,524	—	—	88,524
Due from Affiliates	790,211	41,211	(31,359)	800,063
Intangible Assets, Net	652,874	—	—	652,874
Goodwill	1,703,602	—	—	1,703,602
Other Assets	326,957	136,089	(4,400)	458,646
Deferred Tax Assets	1,229,835	—	—	1,229,835

Total Assets	$11,483,361	$15,117,903	$(458,694)	$26,142,570

Liabilities and Partners’ Capital
Loans Payable	$1,065,281	$11,045,251	$—	$12,110,532
Due to Affiliates	1,489,401	328,808	(54,467)	1,763,742
Accrued Compensation and Benefits	977,003	—	—	977,003
Securities Sold, Not Yet Purchased	88,153	—	—	88,153
Repurchase Agreements	115,987	—	—	115,987
Accounts Payable, Accrued Expenses and Other Liabilities	332,152	495,661	(4,400)	823,413

Total Liabilities	4,067,977	11,869,720	(58,867)	15,878,830

Redeemable Non-Controlling Interests in Consolidated Entities	—	1,258,295	—	1,258,295

Partners’ Capital
Partners’ Capital	4,413,322	400,958	(400,958)	4,413,322
Appropriated Partners’ Capital	—	966,931	—	966,931
Accumulated Other Comprehensive Income	1,452	480	—	1,932
Non-Controlling Interests in Consolidated Entities	520,640	621,519	1,131	1,143,290
Non-Controlling Interests in Blackstone Holdings	2,479,970	—	—	2,479,970

Total Partners’ Capital	7,415,384	1,989,888	(399,827)	9,005,445

Total Liabilities and Partners’ Capital	$11,483,361	$15,117,903	$(458,694)	$26,142,570